Exhibit 99.1(b)
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                            CERTIFICATION PURSUANT TO
                            -------------------------
                               18 U.S.C. ss.1350,
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                             AS ADOPTED PURSUANT TO
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                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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 In  connection  with  the  Quarterly  Report  of  Homeseekers.com,   Inc,  (the
 "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Steven
 M. Crane, President, Chief Operating Officer, and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




 /S/ Steven M. Crane
 -------------------------------------
 Steven M. Crane
 President and Chief Operating Officer
 Acting Chief Financial Officer
 August 11, 2002